EXHIBIT 10(k)

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000, as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents, dated as April 17, 2001 among Clarion Technologies, Inc., and its subsidiaries party there, as borrowers, and William Blair Mezzanine Capital Fund III, L.P. and certain other lenders set forth in Section 2.1 thereto, as lenders. A copy of such Article of the Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.
FIRST AMENDMENT SENIOR SUBORDINATED NOTE

$2,000,000	April 20, 2001 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. (“Lender”), the principal sum of Two Million Dollars ($2,000,000), subject to adjustment from time to time as set forth herein (the “Principal Balance”), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is a “First Amendment Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000 as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents dated as of April 17, 2001 (the “Loan Agreement”) between the Loan Parties and Lender. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this First Amendment Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.         Payment of Interest.

(a) So long as no Event of Default has occurred and is continuing, interest shall accrue from the date hereof on the Principal Balance from time to time outstanding until paid, computed on the basis of a 360-day year for the actual number of days elapsed, initially at a fixed annual rate of 12.00%.

(b) During the Deferred Interest Period, accrued interest on the Principal Balance shall be added to the Principal Balance as of the close of business on the Quarterly Payment Date. Thereafter, accrued interest shall be due and payable quarterly in arrears on each Quarterly Payment Date. The Principal amount of the First Amendment Loans, including all amounts added thereto pursuant to this Section 1(b), shall be payable in accordance with Section 3 hereof. In addition, all accrued and unpaid interest shall be paid upon the payment in full of the Principal Balance and, if payment in full is not made when due, thereafter on demand. For illustration purposes only, an interest calculation reflecting the application of this Section 1(b) to the First Amendment Loans is set forth on Schedule 2.3(b)(ii) of the Loan Agreement.

        2.         Additional Interest. After the occurrence and during the continuance of any Event of Default, the Obligations shall bear interest from the date of the occurrence of such Event of Default, payable on demand, at a fixed annual rate of 15.00%.

        3.         Payment of Principal. The aggregate Principal Balance shall be paid in full on June 30, 2007, subject to the provisions of the Loan Agreement concerning mandatory and optional prepayments.

        4.         Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois, time, on the due date, by wire transfer of immediately available funds to Lender’s account as specified in Schedule 2.5 to the Loan Agreement (or at any other payment office in the United States previously designated to the Loan Parties by Lender in writing), in lawful money of the United States of America.

        5.         Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        6.         Miscellaneous.

(a) Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 235 Central Avenue, Holland, MI 49423, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

(b) Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this First Amendment Senior Subordinated Note.

(c) The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this First Amendment Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this First Amendment Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

(d) Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this First Amendment Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

(e) This First Amendment Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(f) The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

*  *  *  *

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Senior Subordinated Note as of the date first written above.

CLARION TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION PLASTICS TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION REAL ESTATE, LLC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

DOUBLE "J" MOLDING, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION-DRAKE ACQUISITION, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

MITO PLASTICS, INC.

By:  /s/ Greg Bego
Greg Bego, Acting Chief Financial Officer

WAMAR PRODUCTS, INC. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer WAMAR TOOL & MACHINE CO. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000, as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents, dated as April 17, 2001 among Clarion Technologies, Inc., and its subsidiaries party there, as borrowers, and William Blair Mezzanine Capital Fund III, L.P. and certain other lenders set forth in Section 2.1 thereto, as lenders. A copy of such Article of the Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.
FIRST AMENDMENT SENIOR SUBORDINATED NOTE

$600,000	April 20, 2001 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of EMILIE D. WIERDA LIVING TRUST dated 3/1/94 (“Lender”), the principal sum of Six Hundred Thousand Dollars ($600,000), subject to adjustment from time to time as set forth herein (the “Principal Balance”), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is a “First Amendment Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000 as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents dated as of April 17, 2001 (the “Loan Agreement”) between the Loan Parties and Lender. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this First Amendment Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.         Payment of Interest.

(a) So long as no Event of Default has occurred and is continuing, interest shall accrue from the date hereof on the Principal Balance from time to time outstanding until paid, computed on the basis of a 360-day year for the actual number of days elapsed, initially at a fixed annual rate of 12.00%.

(b) During the Deferred Interest Period, accrued interest on the Principal Balance shall be added to the Principal Balance as of the close of business on the Quarterly Payment Date. Thereafter, accrued interest shall be due and payable quarterly in arrears on each Quarterly Payment Date. The Principal amount of the First Amendment Loans, including all amounts added thereto pursuant to this Section 1(b), shall be payable in accordance with Section 3 hereof. In addition, all accrued and unpaid interest shall be paid upon the payment in full of the Principal Balance and, if payment in full is not made when due, thereafter on demand. For illustration purposes only, an interest calculation reflecting the application of this Section 1(b) to the First Amendment Loans is set forth on Schedule 2.3(b)(ii) of the Loan Agreement.

        2.         Additional Interest. After the occurrence and during the continuance of any Event of Default, the Obligations shall bear interest from the date of the occurrence of such Event of Default, payable on demand, at a fixed annual rate of 15.00%.

        3.         Payment of Principal. The aggregate Principal Balance shall be paid in full on June 30, 2007, subject to the provisions of the Loan Agreement concerning mandatory and optional prepayments.

        4.         Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois, time, on the due date, by wire transfer of immediately available funds to Lender’s account as specified in Schedule 2.5 to the Loan Agreement (or at any other payment office in the United States previously designated to the Loan Parties by Lender in writing), in lawful money of the United States of America.

        5.         Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        6.         Miscellaneous.

(a) Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 235 Central Avenue, Holland, MI 49423, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

(b) Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this First Amendment Senior Subordinated Note.

(c) The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this First Amendment Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this First Amendment Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

(d) Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this First Amendment Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

(e) This First Amendment Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(f) The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

*  *  *  *

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Senior Subordinated Note as of the date first written above.

CLARION TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION PLASTICS TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION REAL ESTATE, LLC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

DOUBLE "J" MOLDING, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION-DRAKE ACQUISITION, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

MITO PLASTICS, INC.

By:  /s/ Greg Bego
Greg Bego, Acting Chief Financial Officer

WAMAR PRODUCTS, INC. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer WAMAR TOOL & MACHINE CO. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000, as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents, dated as April 17, 2001 among Clarion Technologies, Inc., and its subsidiaries party there, as borrowers, and William Blair Mezzanine Capital Fund III, L.P. and certain other lenders set forth in Section 2.1 thereto, as lenders. A copy of such Article of the Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.
FIRST AMENDMENT SENIOR SUBORDINATED NOTE

$100,000	April 20, 2001 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of WILLIAM BECKMAN (“Lender”), the principal sum of One Hundred Thousand Dollars ($100,000), subject to adjustment from time to time as set forth herein (the “Principal Balance”), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is a “First Amendment Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000 as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents dated as of April 17, 2001 (the “Loan Agreement”) between the Loan Parties and Lender. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this First Amendment Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.         Payment of Interest.

(a) So long as no Event of Default has occurred and is continuing, interest shall accrue from the date hereof on the Principal Balance from time to time outstanding until paid, computed on the basis of a 360-day year for the actual number of days elapsed, initially at a fixed annual rate of 12.00%.

(b) During the Deferred Interest Period, accrued interest on the Principal Balance shall be added to the Principal Balance as of the close of business on the Quarterly Payment Date. Thereafter, accrued interest shall be due and payable quarterly in arrears on each Quarterly Payment Date. The Principal amount of the First Amendment Loans, including all amounts added thereto pursuant to this Section 1(b), shall be payable in accordance with Section 3 hereof. In addition, all accrued and unpaid interest shall be paid upon the payment in full of the Principal Balance and, if payment in full is not made when due, thereafter on demand. For illustration purposes only, an interest calculation reflecting the application of this Section 1(b) to the First Amendment Loans is set forth on Schedule 2.3(b)(ii) of the Loan Agreement.

        2.         Additional Interest. After the occurrence and during the continuance of any Event of Default, the Obligations shall bear interest from the date of the occurrence of such Event of Default, payable on demand, at a fixed annual rate of 15.00%.

        3.         Payment of Principal. The aggregate Principal Balance shall be paid in full on June 30, 2007, subject to the provisions of the Loan Agreement concerning mandatory and optional prepayments.

        4.         Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois, time, on the due date, by wire transfer of immediately available funds to Lender’s account as specified in Schedule 2.5 to the Loan Agreement (or at any other payment office in the United States previously designated to the Loan Parties by Lender in writing), in lawful money of the United States of America.

        5.         Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        6.         Miscellaneous.

(a) Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 235 Central Avenue, Holland, MI 49423, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

(b) Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this First Amendment Senior Subordinated Note.

(c) The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this First Amendment Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this First Amendment Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

(d) Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this First Amendment Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

(e) This First Amendment Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(f) The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

*  *  *  *

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Senior Subordinated Note as of the date first written above.

CLARION TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION PLASTICS TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION REAL ESTATE, LLC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

DOUBLE "J" MOLDING, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION-DRAKE ACQUISITION, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

MITO PLASTICS, INC.

By:  /s/ Greg Bego
Greg Bego, Acting Chief Financial Officer

WAMAR PRODUCTS, INC. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer WAMAR TOOL & MACHINE CO. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000, as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents, dated as April 17, 2001 among Clarion Technologies, Inc., and its subsidiaries party there, as borrowers, and William Blair Mezzanine Capital Fund III, L.P. and certain other lenders set forth in Section 2.1 thereto, as lenders. A copy of such Article of the Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.
FIRST AMENDMENT SENIOR SUBORDINATED NOTE

$300,000	April 20, 2001 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of THOMAS WALLACE (“Lender”), the principal sum of Three Hundred Thousand Dollars ($300,000), subject to adjustment from time to time as set forth herein (the “Principal Balance”), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is a “First Amendment Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Senior Subordinated Loan Agreement, dated as of July 21, 2000 as amended by that certain Waiver, Consent and First Amendment to Senior Subordinated Loan Documents dated as of April 17, 2001 (the “Loan Agreement”) between the Loan Parties and Lender. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this First Amendment Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.         Payment of Interest.

(a) So long as no Event of Default has occurred and is continuing, interest shall accrue from the date hereof on the Principal Balance from time to time outstanding until paid, computed on the basis of a 360-day year for the actual number of days elapsed, initially at a fixed annual rate of 12.00%.

(b) During the Deferred Interest Period, accrued interest on the Principal Balance shall be added to the Principal Balance as of the close of business on the Quarterly Payment Date. Thereafter, accrued interest shall be due and payable quarterly in arrears on each Quarterly Payment Date. The Principal amount of the First Amendment Loans, including all amounts added thereto pursuant to this Section 1(b), shall be payable in accordance with Section 3 hereof. In addition, all accrued and unpaid interest shall be paid upon the payment in full of the Principal Balance and, if payment in full is not made when due, thereafter on demand. For illustration purposes only, an interest calculation reflecting the application of this Section 1(b) to the First Amendment Loans is set forth on Schedule 2.3(b)(ii) of the Loan Agreement.

        2.         Additional Interest. After the occurrence and during the continuance of any Event of Default, the Obligations shall bear interest from the date of the occurrence of such Event of Default, payable on demand, at a fixed annual rate of 15.00%.

        3.         Payment of Principal. The aggregate Principal Balance shall be paid in full on June 30, 2007, subject to the provisions of the Loan Agreement concerning mandatory and optional prepayments.

        4.         Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois, time, on the due date, by wire transfer of immediately available funds to Lender’s account as specified in Schedule 2.5 to the Loan Agreement (or at any other payment office in the United States previously designated to the Loan Parties by Lender in writing), in lawful money of the United States of America.

        5.         Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        6.         Miscellaneous.

(a) Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 235 Central Avenue, Holland, MI 49423, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

(b) Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this First Amendment Senior Subordinated Note.

(c) The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this First Amendment Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this First Amendment Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

(d) Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this First Amendment Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

(e) This First Amendment Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(f) The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

*  *  *  *

        IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Senior Subordinated Note as of the date first written above.

CLARION TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION PLASTICS TECHNOLOGIES, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION REAL ESTATE, LLC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

DOUBLE "J" MOLDING, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

CLARION-DRAKE ACQUISITION, INC.

By:  /s/ Greg Bego
      Greg Bego, Acting Chief Financial Officer

MITO PLASTICS, INC.

By:  /s/ Greg Bego
Greg Bego, Acting Chief Financial Officer

WAMAR PRODUCTS, INC. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer WAMAR TOOL & MACHINE CO. By: /s/ Greg Bego Greg Bego, Acting Chief Financial Officer